SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) April 30, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                0-10822                25-1229323
(State of other jurisdiction (Commission File Number)  (IRS Employer
      of incorporation)                               Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
      (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On April 30, 1998 Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that it is seriously considering the sale of part of its recently acquired subsidiary, International Chemicals Technology, Inc. (ICTI), to one of several interested investment groups. Biocontrol owns 58.4% of ICTI. The terms currently under negotiations would give Biocontrol a multimillion dollar profit and allow Biocontrol to retain a portion of ICTI which could provide profits from ICTI's sales and generate additional monies if the investment group were to take ICTI public. The structure of the potential sale would also capitalize ICTI to assist in more rapid growth.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  April 30, 1998

BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

For More Information, Call:

                     Investors        Media
Diane McQuaide                       Susan Taylor
1.412.429.0673  phone                1.412.279.9455 phone
1.412.279.9690  fax                  1.412.279.9447 fax

            BIOCONTROL CONSIDERING SALE OF ICTI SUBSIDIARY

     Pittsburgh, PA - April 30, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that it is seriously considering the sale of part of its recently acquired subsidiary, International Chemicals Technology, Inc. (ICTI), to one of several interested investment groups. Biocontrol owns 58.4% of ICTI.
        The terms currently under negotiations would give Biocontrol a multimillion dollar profit and allow Biocontrol to retain a portion of ICTI which could provide profits from ICTI's sales and generate additional monies if the investment group were to take ICTI public. The structure of the potential sale would also capitalize ICTI to assist in more rapid growth.
     Biocontrol purchased the controlling interest in ICTI, a Florida company, because of its metal coating technology marketed under the tradename cemkoter. Cemkote is an alternative for the approximately ten million metric tons of chromium now used annually worldwide for plating because cemkote and its application technology deliver a significantly harder and more abrasive resistant coating without the water and airborne toxic emissions of chromium plating. Produced in a very stable bath with a closed loop system that produces no water discharge and clean exhaust air, cemkote is a cost-efficient and environmentally friendly coating that can be applied to most alloys, including all steels, titanium, and aluminum.
        Biocontrol  Technology,  Inc.  (www.bico.com)   has   its
corporate  offices  in  Pittsburgh, PA and  is  involved  in  the
development   and   manufacture   of   biomedical   devices   and
environmental products.